Subsequent events	12 Months Ended
Dec. 31, 2022
Subsequent events
Subsequent events

22. Subsequent events

Beginning of January 2023, positive preliminary data from ongoing Phase 1 clinical programs in COVID-19 and seasonal flu, assessing modified mRNA technology were published. The tested vaccine candidates are being developed in collaboration with GSK. The preliminary results generated by the broad technology approach, testing modified and unmodified nucleotides showed that vaccine candidates using a modified second-generation mRNA backbone produced promising immunogenicity and reactogenicity profiles in both indications. At the end of January, the Company published additional data with a focus on older adult age groups in both indications. The data further support the decision to advance updated versions of the modified mRNA COVID-19 and flu vaccine constructs to the next stage of clinical testing in 2023.

In February 2023, the Company closed a public offering by which it sold 27,027,028 common shares for aggregate gross proceeds to the company of $250.0 million (EUR 232.6 million) before underwriting discounts, commissions and offering expenses payable by the Company.

In the Extraordinary General Meeting of Shareholders of CureVac NV on March 28, 2023, Dr. Alexander Zehnder was elected as CEO of the Company effective April 1, 2023. This change of CEO was announced on January 6, 2023 and took place after a short transition phase as designated CEO. Dr. Alexander Zehnder followed Dr. Franz-Werner Haas, who with effect of March 31, 2023, resigned from office after more than 10 years as a member of the CureVac management board and a three-year tenure as CEO. In addition, the Shareholders confirmed the appointment of Dr. Myriam Mendila as Chief Development Officer effective February 1, 2023.